SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  August 2, 2004


                       AMR CORPORATION
   (Exact name of registrant as specified in its charter)


        Delaware                    1-8400                75-1825172
 (State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)








Item 5.  Other Events

AMR Corporation is filing herewith a press release issued on August 2, 2004 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report July traffic for American Airlines, Inc.

























                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  August 3, 2004




















                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


                                            Exhibit 99.1



                               Contact: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Monday, August 2, 2004



           AMERICAN AIRLINES REPORTS JULY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a July load factor of 81 percent, tying the company's highest July load factor on record. For the month, traffic increased 5.3 percent year over year, while capacity increased 5.1 percent.
     International traffic increased 18.1 percent relative to last year on 18 percent more capacity. Domestic traffic and capacity were essentially in line with last year.
     American boarded 8.7 million passengers in July.

     Detailed traffic and capacity data are on the following pages:








                         -- more --








American Airlines Reports July Traffic
Aug. 2, 2004
Page 2

              AMERICAN AIRLINES PASSENGER DIVISION
            COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                   EXCLUDES CHARTER SERVICES
                              JULY
                                      2004           2003   CHANGE

REVENUE PASSENGER MILES (000)
  SYSTEM                        12,599,219     11,969,360      5.3 %
    D.O.T. DOMESTIC              8,398,722      8,412,456     (0.2)
    INTERNATIONAL                4,200,497      3,556,904     18.1
    ATLANTIC                     1,867,103      1,597,218     16.9
    LATIN AMERICA                1,947,981      1,674,863     16.3
    PACIFIC                        385,413        284,823     35.3

AVAILABLE SEAT MILES (000)
  SYSTEM                        15,535,722     14,778,730      5.1 %
    D.O.T. DOMESTIC             10,289,359     10,331,682     (0.4)
    INTERNATIONAL                5,246,363      4,447,048     18.0
    ATLANTIC                     2,149,361      1,931,589     11.3
    LATIN AMERICA                2,622,860      2,166,042     21.1
    PACIFIC                        474,142        349,417     35.7

LOAD FACTOR
  SYSTEM                              81.0  %        80.9 %    0.1 Pts
    D.O.T. DOMESTIC                   81.6           81.4      0.2
    INTERNATIONAL                     80.0           79.9      0.1
    ATLANTIC                          86.8           82.6      4.2
    LATIN AMERICA                     74.2           77.3     (3.1)
    PACIFIC                           81.2           81.5     (0.3)
PASSENGERS BOARDED               8,698,559      8,752,496     (0.6)%

SYSTEM CARGO TON MILES (000)       181,671        161,706     12.3 %

                         -- more --



American Airlines Reports July Traffic
Aug. 2, 2004
Page 3

               AMERICAN AIRLINES PASSENGER DIVISION
              COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                     EXCLUDES CHARTER SERVICES
                           YEAR-TO-DATE
                               JULY
                                     2004           2003   CHANGE
REVENUE PASSENGER MILES (000)
    SYSTEM                      76,130,709    69,768,653     9.1 %
       D.O.T. DOMESTIC          52,188,772    49,921,003     4.5
       INTERNATIONAL            23,941,937    19,847,650    20.6
       ATLANTIC                 10,354,436     8,827,940    17.3
       LATIN AMERICA            11,160,245     9,367,811    19.1
       PACIFIC                   2,427,256     1,651,900    46.9

AVAILABE SEAT MILES (000)
    SYSTEM                     102,025,451    95,325,075     7.0 %
       D.O.T. DOMESTIC          69,663,898    68,027,176     2.4
       INTERNATIONAL            32,361,554    27,297,899    18.5
       ATLANTIC                 12,830,067    11,415,858    12.4
       LATIN AMERICA            16,498,825    13,540,257    21.9
       PACIFIC                   3,032,661     2,341,784    29.5

LOAD FACTOR
    SYSTEM                            74.6 %        73.1 %   1.5 Pts
       D.O.T. DOMESTIC                74.9          73.3     1.6
       INTERNATIONAL                  73.9          72.7     1.2
       ATLANTIC                       80.7          77.3     3.4
       LATIN AMERICA                  67.6          69.1    (1.5)
       PACIFIC                        80.0          70.5     9.5

PASSENGERS BOARDED              53,946,704    52,342,493     3.1 %

SYSTEM CARGO TON MILES (000)     1,269,476     1,144,683    10.9 %

                                ###

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